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                                SIXTH AMENDMENT
                                       TO
                             OFFICE LEASE AGREEMENT

     This SIXTH AMENDMENT TO OFFICE LEASE AGREEMENT, (the "Amendment") dated as of the 10th day of October, 1996, by and between 8230/NVC LIMITED PARTNERSHIP, a Virginia limited partnership, (the "Landlord"), and SSE TELECOM, INC., a Delaware corporation, (the "Tenant").

                                   WITNESSETH

     WHEREAS, 8230 Leesburg Pike Limited Partnership and Venture America Services, Inc. entered into a certain Office Lease Agreement dated September 14, 1989, as amended by the First Amendment to Office Lease Agreement dated February 6, 1990, the Second Amendment to Office Lease Agreement dated September 14, 1992, 8230 Leesburg Pike Limited Partnership Assignment of Lease to 8230/NVC Limited Partnership (the "Landlord") dated June 30, 1993, Third Amendment to Office Lease Agreement dated October 29, 1993, the Fourth Amendment to Office Lease Agreement dated August 25, 1994, and the Fifth Amendment to Office Lease Agreement dated October 30, 1995, (collectively the "Lease"), for approximately 3,528 square feet of space on the seventh floor in a certain office building located at 8230 Leesburg Pike, Vienna, Virginia (the "Building"); and

     WHEREAS, Landlord and Venture America Services, Inc. Entered into an Assignment, Assumption and Amendment of Lease dated October 10, 1995, whereby VENTURE AMERICA SERVICES, L.P. assigned its Lease to SSE TELECOM, INC. (the "Tenant"); and

     WHEREAS, the Landlord and Tenant wish to amend certain provisions of the Lease as set forth herein.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable considerations, the receipt of which are hereby acknowledged, Landlord and Tenant agree that the Lease is hereby amended as follows:

          1. As of the execution date of this Amendment, the Lease Term defined in Paragraph 2.1 shall be extended for an additional thirty-six (36) months to terminate October 31, 1999.

          2. Effective November 1, 1996, the second sentence of Paragraph 3.1 shall be deleted and the following added in its place:

           "As of November 1, 1996 the monthly base rent shall increase to $5,512.50 (which is based upon $18.75 per square foot)."

          3. Paragraph 4.2(a) shall be modified to indicate that the Operating Charges Base Amount shall be equal to the product of Six Dollars and Seventy-five Cents ($6.75) and the Area of the Building.

          4. The following shall be added to the end of Paragraph 3.1(b):

           "(c) On November 1, 1997, and on each subsequent November 1, the Base Rent then in effect shall be increased by three percent (3%)."

          5. Paragraph 24.6(i) and (ii) shall be deleted in their entirety and the following inserted in their respective places:

           "(i) if to Landlord:

               8239/NVC Limited Partnership
               c/o Metro Realty Advisors, Inc.
               8230 Leesburg Pike, Suite 510
               Vienna, Virginia 22182
               Attention: Peter H. Lunt
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           (ii) if to Tenant:

                SSE Telecom, Inc.
                8230 Leesburg Pike, Suite 710
                Vienna, Virginia 22182
                Attention: Daniel E. Moore"

          6. Landlord shall shampoo the carpet and repaint the premises within ninety (90) days of final execution of this Amendment.

          7. Except as expressly modified hereby, all other provisions of the Lease remain in full force and effect in accordance with its terms.

          8. This Amendment shall be governed and interpreted under the laws of the Commonwealth of Virginia.

          9. Current Security Deposit held by Landlord is $5,318.70.

     IN WITNESS WHEREOF, the parties have put their hands and seals on the date first above written.

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
                  WITNESS:                                          LANDLORD:
                                                          8239/NVC LIMITED PARTNERSHIP
           /s/-PHILLIP W. HATHCORT                       a Virginia limited partnership
---------------------------------------------            By: Metro Realty Advisors, Inc.
                                                           its duly authorized Agent*

                                                                /s/ PETER H. LUNT
                                                  ---------------------------------------------
                                                                  Peter H. Lunt
                                                            Executive Vice President

                  WITNESS:                                           TENANT:
                                                                SSE TELECOM, INC.
             /s/ PAULA E. GREEN                              a Delaware corporation
---------------------------------------------
                                                             By: /s/ DANIEL E. MOORE
                                                  ---------------------------------------------
                                                              Name: Daniel E. Moore
                                                  ---------------------------------------------
                                                         Title: Executive Vice President
                                                  ---------------------------------------------
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